                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 1999
                                                   -----------------



                                FirstQuote Inc.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                       0-22351                  98-0162893
         --------                       -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
       incorporation)                 File Number)          Identification No.)

    12, Av. des Morgines 1213 Petit-Lancy 1, Geneva Switzerland        N/A
    ----------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 011-4122-879-0879
                                                    -----------------


                                Not Applicable
                    --------------------------------------
         (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

        Not applicable.

Item 2. Acquisition or Disposition of Assets.

        On December 30, 1999, the FirstQuote Inc. acquired all of the outstanding capital shares of Stockdata Amsterdam B.V., a limited liability company organized under the laws of The Netherlands and located in Amsterdam, The Netherlands. Stockdata is engaged in the distribution of real-time market data products to the Benelux region, primarily through the use of datacast technologies via cable networks.

        The acquisition was conducted pursuant to a Securities Purchase Agreement dated December 24, 1999 between FirstQuote and the stockholders of Stockdata. Pursuant to the agreement, the Stockdata stockholders transferred to FirstQuote all of the outstanding capital shares of Stockdata in consideration of FirstQuote's payment of up to US$3,750,000, payable as follows: US$245,031 in cash; US$1,059,239 in the assignment of Stockdata receivables; and FirstQuote's issuance of 197,815 shares of Series D preferred stock and 148,451 shares of common stock, all such shares being valued at approximately US$6.50 per share. An additional 30,000 FirstQuote common shares are issuable to the sellers' subject to their satisfaction of certain post-closing conditions.

Item 3. Bankruptcy or Receivership.

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        Not applicable.

Item 5. Other Events.

        Not applicable.

Item 6. Resignations of Registrant's Directors.

        Not applicable.

Item 7. Financial Statements and Exhibits.

        (a)  Financial Statements.
             --------------------

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------

                           STOCKDATA AMSTERDAM B.V.
                           ------------------------

THE FOLLOWING FINANCIAL STATEMENTS RELATE TO STOCKDATA AMSTERDAM B.V., A NETHERLANDS CORPORATION. THE FINANCIAL STATEMENTS OF STOCKDATA HAVE BEEN PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE NETHERLANDS AND THE AUDITED FINANCIAL STATEMENTS OF STOCKDATA HAVE BEEN AUDITED IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS IN THE NETHERLANDS. ALL ACCOUNTS ARE EXPRESSED IN DUTCH GUILDERS, THE CURRENCY OF THE NETHERLANDS, AND REPRESENTED BY THE SYMBOL "NLG."

Balance Sheet at December 31, 1998

Statement of Income for Year Ended December 31, 1998

Notes to Financial Statements

Auditors' Report

Historical and Pro Forma Unaudited Statements of Income
 for the Year Ended December 31, 1998 and the Nine Months ended September 30,
 1999

                           STOCKDATA AMSTERDAM B.V.
                           ------------------------

                      BALANCE SHEET AT DECEMBER 31, 1998
                      ----------------------------------

                      (After appropriation of net income)
                          (Currency - Dutch guilders)


                                    ASSETS
                                    ------

                                                                1998                 1997
                                                           ---------------      ---------------
FIXED ASSETS:

  Intangible fixed assets:
      Database                                          NLG        316,666   NLG        633,333

  Tangible fixed assets:
      Decoders                                                     272,000              221,000
      Network                                                       15,865               24,505
      Oracle                                                        16,890                   --
      Software                                                      50,000               75,000
                                                           ---------------      ---------------

         Total tangible fixed assets                               354,755              320,505

Financial fixed assets:
      Interest in group company                                         --                   --
                                                           ---------------      ---------------

         Total fixed assets                                        671,421              953,838
                                                           ---------------      ---------------


CURRENT ASSETS:

  Inventory                                                         22,700               33,000

  Accounts receivable:
      Trade                                                        347,105                   --
      Affiliated companies                                         105,477              294,677
      Other receivables and prepaid expenses                     1,655,181              397,558
                                                           ---------------      ---------------

                                                                 2,107,763              692,235

  Cash                                                           1,379,013            1,317,606
                                                           ---------------      ---------------

         Total current assets                                    3,509,476            1,671,111
                                                           ---------------      ---------------

         Total assets                                   NLG      4,180,897   NLG      2,996,679
                                                           ===============      ===============

                     SHAREHOLDER'S EQUITY AND LIABILITIES
                     ------------------------------------

                                                             1998                      1997
                                                       ------------------       ------------------
SHAREHOLDER'S EQUITY:

 Issued and paid-in capital                         NLG            40,000    NLG            40,000
 Reserved development                                             316,666                  633,333
 Retained earnings                                             (1,170,787)              (1,762,140)

                                                                 (814,121)              (1,088,807)

 Issued capital including premium                                 700,000                  700,000
 Paid-in capital                                                  494,150                       --
                                                       ------------------       ------------------

     Total shareholder's equity                                   380,029                 (388,807)

PROVISIONS:
  Interest in group company                                       350,809                  311,501


LONG-TERM LIABILITIES:

 Long term debt                                                    10,417                  102,084

SHORT-TERM LIABILITIES:

 Short term portion of long term debt                              91,667                   91,920
 Advance payments on sales                                      1,419,493                  984,831
 Affiliated companies                                                  --                  282,579
 Trade payables                                                   471,903                  652,903
 Taxes and social security contributions                          656,586                  414,068
 Other payables and accrued liabilities                           799,993                  545,600
 Other payables and accrued liabilities                           799,993                  545,600

     Total short term liabilities                               3,439,642                2,971,901
                                                       ------------------       ------------------

     Total shareholder's equity and liabilities     NLG         4,180,897    NLG         2,996,679
                                                       ==================       ==================

                           STOCKDATA AMSTERDAM B.V.
                           ------------------------

                              STATEMENT OF INCOME
                              -------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1998
                     ------------------------------------

                          (Currency - Dutch guilders)

                                                                  1998                      1997
                                                            ------------------       ------------------
REVENUES:

 Net sales                                               NLG         4,779,258    NLG         3,273,718
 Other revenues                                                        455,752                  478,497
                                                            ------------------       ------------------
     Total revenues                                                  5,235,010                3,752,215
                                                            ------------------       ------------------

OPERATING COST:

 Cost of outsourced services and
  other external cost                                                2,753,285                2,319,076
 Other cost of sales                                                   521,864                  327,573
 Wages and salaries                                                    478,787                  293,757
 Social securities                                                      56,318                   29,393
 Depreciation of fixed assets                                          374,407                  343,107
 Other operating cost                                                  706,246                  727,647
                                                            ------------------       ------------------

     Total operating cost                                            4,890,907                4,404,553
                                                            ------------------       ------------------

     Operating income/(loss)                                           344,103                 (364,815)
                                                            ------------------       ------------------

FINANCIAL INCOME AND EXPENSE:

 Result of investments                                                 (39,308)                (183,692)
 Interest of income/(expense)                                          (30,109)                 (76,477)

     Total financial income and expense                                (69,417)                (260,169)
                                                            ------------------       ------------------

 Income/(loss) on ordinary activities
  before taxation                                                      274,686                 (624,984)
 Provision for tax on income on ordinary activities                       P.M.                     P.M.
                                                            ------------------       ------------------
 Income/(loss) on ordinary activities after taxation                   274,686                 (548,507)
                                                            ------------------       ------------------
 Extraordinary income                                                       --                   57,609

     Net income/(loss)                                   NLG           274,686    NLG          (490,898)
                                                            ==================       ==================

                            STOCKDATA AMSTERDAM B.V.
                            ------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      ------------------------------------

                          (Currency - Dutch guilders)


1.   General
     -------

     The company is a wholly owned subsidiary of  De Achterkant B.V.
     located in Leiden, the Netherlands. (Renamed in 1999: Media Investerings-en Management Maatschappij M.I.M.M. B.V.)

2.   Accounting Principles
     ---------------------

     (a)  General
          -------

          Assets and liabilities denominated in foreign currencies are translated into Dutch guilders at the rates of exchange prevailing at yearend. The exchange results are recorded in the statement of income.

     (b)  Intangible fixed assets
          -----------------------

          The database is valued against acquisition cost including capitalized costs in connection with the development of the database. The database is depreciated on a straight-line basis over a period of 3 years.

     (c)  Tangible fixed assets
          ---------------------

          Tangible fixed assets are stated at the acquisition cost, less straight-line depreciation. The depreciation is calculated on the basis of acquisition cost less residual value and the estimated useful life of the related asset.

     (d)  Financial fixed assets
          ----------------------

          Investments in subsidiaries and associated companies are stated at net asset value. The net asset value is determined on the basis of the accounting principles applied by the company. Negative equity is provided for.

     (e)  Inventory
          ---------

          Trade goods are stated at the lower of purchase price or net realizable value.

     (f)  Accounts receivable
          -------------------

          Accounts receivable are stated at face value, less an allowance for possible uncollectable accounts.

     (g)  Other assets and liabilities
          ----------------------------

          Other assets and liabilities are valued at face value .

     (h)  Recognition of income
          ---------------------

          Net sales are determined on the basis of the value (excluding taxes) of services rendered, less discounts, rebates and similar charges granted to customers.

     (i)  Depreciation
          ------------

          The depreciation of intangible fixed assets and tangible fixed assets is calculated as 33% respectively 20% of the acquisition cost.

     (j) Taxes on ordinary and extraordinary result
         ------------------------------------------

         These are calculated on the taxable result on the basis of the tax rate prevailing at yearend. In the annual report, the taxes on income is not recorded (reference is made to note 16.).

3.   Intangible Fixed Assets
     -----------------------

     This regards the valuation of the database. The original capitalized amount of NLG 950,000 is derived from a valuation report dated July 12, 1993. The report is produced by a qualified IT specialist. Since 1997, the database is depreciated.

                                             1998                      1997
                                        ---------------         ----------------

Book value January 1                 NLG   633,333           NLG      950,000
Depreciation                              (316,667)                  (316,667)
                                        --------------             -------------

Book value December 31               NLG   316,666           NLG      633,333
                                        ==============          ================

4.   Tangible Fixed assets
     --------------

     The movement in tangible fixed assets is as follows:




                      Book Value                Additions       Depreciation
                      January 1
                   --------------              ------------     ------------

    Decoders       NLG    221,000               NLG  75,100      NLG  24,100
    Network                24,505                         -            8,640
    Oracle                      -                    16,890                -
    Software               75,000                         -           25,000
                    -------------              ------------      -----------

                   NLG    320,505               NLG  91,990      NLG  57,740
                   ==============              ============      ===========


                                                             Book Value
                                                             December 31
                                                          ---------------

    Decoders                                              NLG     272,000
    Network                                                        15,865
    Oracle                                                         16,890
    Software                                                       50,000
                                                          ---------------

                                                          NLG     354,755
                                                          ===============

The composition of tangible fixed assets as of December 31, 1998 is as follows:

                       Historical             Accumulated             Book Value
                          Cost               Depreciation            December 31

                     ------------           ------------            ---------------
Decoders          NLG     461,850        NLG     189,850         NLG        272,000
Network                    25,945                 10,080                     15,865
Oracle                     16,890                     --                     16,890
Software                  125,000                 75,000                     50,000
                     ------------           ------------            ---------------

                  NLG     629,685        NLG     274,930         NLG        354,755
                     ============           ============            ===============

    The software is bought on hire purchase. The liabilities are recorded as long term debt and short term debt. The legal ownership will be obtained at the final redemption.

5.    Financial fixed assets
      ----------------------

      In 1996 the company acquired a 100% interest in HPU Dataservices B.V., Amsterdam, the Netherlands. A provision is recorded for the negative shareholder's equity value of this participation.

6.    Inventory
      ---------

      This regards the decoders in stock

7.    Accounts Receivable
      -------------------

      Trade
      -----


                                                  1998                                  1997
                                           ------------------                   -----------------
Trade receivables                       NLG           401,980          NLG                349,552
Less: provision for doubtful debt                     (54,875)                            (54,875)
                                           ------------------                   -----------------

                                        NLG           347,105          NLG                294,677
                                           ==================                   =================

    Affiliated companies
    --------------------

    This regards a receivable on HPU Dataservice B.V.


    Other receivables and prepaid expenses
    --------------------------------------


                                                 1998                          1997
                                           -----------------            --------------------
Prepaid rent                            NLG          665,765         NLG                  --
Prepaid expenses                                     202,744                              --
Credit note to receive                                    --                         216,000
Current account M.I.M.M. B.V.                         63,933                              --
Current account IQ Media
  Leiden B.V.                                        706,234                         152,000
Other                                                 16,505                          29,558
                                           -----------------            --------------------

                                        NLG        1,655,181         NLG             397,558
                                           =================            ====================

    It is assumed that a provision for doubtful debt is not needed at the moment. The long term portion of the prepaid rent amounts to NLG 545,765.

8.    Cash
      ----

                                                 1998                            1997
                                           ------------------            --------------------
Petty cash/suspense account             NLG               254         NLG               3,870
ABN/AMRO                                            1,375,043                       1,296,445
ABN/AMRO Belgium                                        3,716                          14,647
ABN/AMRO Switzerland                                       --                         294,677
                                           ------------------            --------------------

                                        NLG         1,379,013         NLG           1,317,606
                                           ==================            ====================

The ABN/AMRO Bank granted a combined credit facility to the company and its affiliated companies. As a result, the usage of cash is restricted.

    The credit facility is secured by:
    A first pledge on furniture and fixture;
    Pledging of receivables (first pledge is at the factor-company)

9.  Shareholder's Equity
    --------------------

    Issued and paid-in capital
    --------------------------

    Common shares consist of 40,000 authorized common shares of which 40,000 shares are issued and paid-in at December 31, 1998. The shares have a par value of NLG 1 each.

    Legal reserve
    -------------

    This regards capitalized costs in connection with the development of the database.

    The movement in legal reserve is as follows:


                                     1998                             1997
                               ------------------             -------------------
Balance January 1           NLG           633,333          NLG            950,000
Release                                  (316,667)                       (316,667)
                               ------------------             -------------------

Balance December 31         NLG           316,666          NLG            633,333
                               ==================             ===================

    Retained earnings
    -----------------

    The movement in retained earnings is as follows:


                                                  1998                           1997
                                           -----------------             ------------------
Balance January 1                       NLG       (1,762,140)         NLG        (1,587,909)
Profit/(loss) of the year                            274,686                       (490,898)
Release development reserve                          316,667                        316,667
                                           -----------------             ------------------

Balance December 31                     NLG       (1,170,787)         NLG        (1,762,140)
                                           =================             ==================


    Prepayments on shareholder's equity
    -----------------------------------

     Ultimo 1996, the company received a payment in kind of NLG 700,000 from NDK Data NV. The company has agreed to issue capital to NDK Data N.V. for this payment. The issued capital will represent an interest of 25% in the company. The payment in kind exceeding par value will be considered as additional paid-in capital.

     At December 20, 1998 it is decided to issue capital amounting to NLG 1,500,000 to C.V. Stockdata. The issue price has not been determined yet. Paid-in capital exceeding par value will be considered as additional paid-in capital. The amounts received from C.V. Stockdata at the end of 1998 are considered as prepayment on shareholder's equity.

10.  Provision
     ---------

    The negative equity of the participation is provided for.

                                                      1998                                  1997
                                           ------------------------            -----------------------------
Balance January 1                       NLG                 311,501         NLG                      127,809
Share in the result                                          39,308                                  183,692
                                           ------------------------            -----------------------------

Balance December 31                     NLG                 350,809         NLG                      311,501
                                           ========================            =============================

11.   Long-term liabilities
      ---------------------

                                        Subordinated
                                          Loan
                                         Depreciation               Hire - purchase
                                            NDK                        contract                 Total
                                   ----------------------           -----------------   ------------------
    Balance January 1              NLG            133,587           NLG        60,417   NLG        194,004
    Redemption                                    (66,920)                    (25,000)             (91,920)
                                   ----------------------           -----------------   ------------------

                                                   66,667                      35,417              102,084
    Current portion                               (66,667)                    (25,000)             (91,667)
                                   ----------------------           -----------------   ------------------

    Long term debt                 NLG                  -           NLG        10,417   NLG         10,417
                                   ======================           =================   ==================

     The subordinated loan originates from the takeover of activities from NDK Data N.V.

     To finance the software, the company purchased by a hire-purchase contract. The financer is the legal owner of the package. The legal ownership transfers to the company at the final redemption.

12.  Short-term liabilities
     ----------------------

     Liabilities with a remaining period up to 1 year, including the short-term portion of long-term liabilities, are presented under short-term liabilities.

     Short-term portion of long term debt
     ------------------------------------

     Represents the current portion of the loan NDK Data N.V. and the financial lease agreement.

     Advanced payments on sales
     --------------------------

     Represents advanced payments on services from customers.

     Affiliated companies
     --------------------

     Represents a payable to HPU Dataservices B.V.

     Taxes and social security contributions
     ---------------------------------------

                                                      1998                                   1997
                                           ------------------------             -----------------------------
VAT                                     NLG                 357,000          NLG                      130,515
VAT advaned payments                                        153,160                                    74,485
Wage taxes                                                  160,000                                   120,000
Industrial insurance board                                  (13,574)                                   89,068
                                            -----------------------             -----------------------------

                                        NLG                 656,586          NLG                      414,068
                                           ========================             =============================

     Other payables and accrued liabilities
     --------------------------------------

                                                         1998                               1997
                                               -----------------------         -----------------------------
Current account Keizersgracht 213           NLG                171,131      NLG                      246,519
Houdstermij B.V.
Current account NDK Data N.V.                                   11,942                                14,592
Current account HPU Magazines B.V.                              10,248                                14,937
Current account HPU B.V.                                        57,392                                    --
Provision for vacation money                                    28,949                                 7,688
Provision for vacation days                                     30,466                                    --
Auditors fees                                                   10,000                                11,400
Deferred income                                                     --                                40,036
Decoders to be delivered                                        92,750                                92,750
Other                                                          387,115                               117,678
                                               -----------------------         -----------------------------

                                            NLG                799,993      NLG                      545,600
                                               =======================         =============================

13.  Commitments
     -----------

     The company entered in to a `compte-joint' agreement. By reason of the commitment the company provided guaranties on behalf of affiliated companies amounting to its balances at the ABN/AMRO bank.

14.  Revenues
     --------

     Net sales
     ---------

     The composition of net sales by geografical segment is as follows:

                                             1998                                               1997
                                 --------------------------                           -------------------------------------------
Netherlands*                  NLG                 4,318,405             90.4%      NLG              2,888,426                88.2%
Belgium                                             460,853              9.6%                         385,292                11.8%

                              NLG                 4,779,258            100.0%      NLG                414,068               100.0%
                                 ==========================     ============          =======================      ==============

     *Revenues from the sales of decoders is included

     Other revenues
    --------------

                                                      1998                                  1997
                                           ------------------------            -----------------------------
Book and magazine productions           NLG                 455,752         NLG                      478,497
                                           ------------------------            -----------------------------


15.  Cost of revenues
     ----------------

    Cost of outsourced services and other external cost
    ---------------------------------------------------

                                                      1998                                  1997
                                           ------------------------            -----------------------------
Cost of book and magazine               NLG                 542,405         NLG                      735,377
productions
Cost of automation                                          742,527                                  624,000
Purchase cost data                                        1,134,101                                  578,792
Cost of data transfer                                       334,252                                  310,383
Compensation third parties                                       --                                   70,524
                                           ------------------------            -----------------------------
                                        NLG               2,753,285         NLG                    2,319,076
                                           ========================            =============================

     Other cost of sales
     -------------------

     Cost price decoders

     Wages and salaries
     ------------------

     The number of personnel as of December 31, 1998 was 8 (1997-4)

                                                      1998                                   1997
                                           ------------------------             -----------------------------
Social security contributions           NLG                  43,038          NLG                       14,507
Pension cost                                                   (984)                                    7,781
Health insurance                                             14,264                                     7,105
                                           ------------------------             -----------------------------

                                        NLG                  56,318          NLG                       29,393
                                           ========================             =============================

     Depreciation of fixed assets
     ----------------------------

                                                       1998                            1997
                                                -------------------             -----------------
Intangible fixed assets
    Database                               NLG        316,667             NLG        316,667
Tangible fixed assets
    Hardware and software                              57,740                         26,440
                                                -------------                   ------------
                                           NLG        374,407             NLG        343,107
                                                =============                   ============


    Other cost of revenues
    ---------------------
                                                       1998                           1997
                                                -------------------             ------------------

Management                                 NLG        151,802             NLG         90,000
Financial adminstration                                30,000                         30,000
Marketing                                              57,824                         53,272
Auditors' and consultancy cost                         31,483                         13,674
Personnel and Organization                              9,000                         18,000
Lease expenses                                         48,828                         72,693
Rent and service cost                                  96,107                         99,000
Telephone, tax and copy machine                         8,390                          9,725
Housekeeping cost                                       3,000                          6,000
Personnel cost                                        164,849                        126,643
Tax charges                                            33,538                         79,476
Change in provision for doubtful debt                      --                         48,569
Other cost                                             71,425                         80,595
                                                  ------------                  ------------

                                           NLG        706,246             NLG        727,647
                                                  ============                  ============


16.  Financial income and expense
     ----------------------------


    Income from participation
    -------------------------

                                                        1998                           1997
                                                -------------------             -----------------

Result from investment in group company    NLG         (3,692)            NLG       (183,692)

                                                               1998                             1997
                                                     ---------------------           ------------------------
Interest income
  Current account Keizersgracht 213               NLG               20,000        NLG                      --
  Current account IQ Media B.V.                                     20,000                                 --
  Current account HPU dataservices B.V.                              7,213                             25,540
Interest expense
  Loan NDK Data N.V.                                                (7,583)                           (13,125)
  Loan HPU B.V.                                                         --                            (33,369)
  Current account Keizersgracht 213
        Houdstermij B.V.                                                --                             (9,370)
  Bank and collection cost                                         (59,431)                           (41,794)
  Other interest expenses                                          (10,308)                            (4,359)
                                                     ---------------------           ------------------------

                                                  NLG              (30,109)       NLG                 (76,477)
                                                     =====================           ========================

    Provision for/credit from tax on income
    ---------------------------------------

    The company has a loss carry-forward which is available to reduce future tax liabilities. The tax authorities have not confirmed the tax loss carry forward yet.

    Extraordinary income
    --------------------


                                                              1998                             1997
                                                      -------------------          --------------------------

Release of debt from foreign tax authorities      NLG                  --         NLG                 (57,609)

                           STOCKDATA AMSTERDAM B.V.
                           ------------------------



                               OTHER INFORMATION
                               -----------------

                               AUDITORS' REPORT
                               ----------------


To the shareholders and management of Stockdata Amsterdam B.V.,


Introduction

We have audited the financial statements of Stockdata Amsterdam B.V., Amsterdam, for the year 1998. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Scope

We conducted our audit in accordance with auditing standards generally accepted in The Netherlands. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Opinion

In our opinion, the financial statements give a true and fair view of the financial position of the company as at December 31, 1998 and of the result for the year then ended in accordance with accounting principles generally accepted in The Netherlands and comply with the financial reporting requirements included in Part 9, Book 2 of The Netherlands Civil Code.



Katwijk, The Netherlands,
February 14, 2000.



M. Souverijn                                           R. van Leeuwen
Accountant-Administrative consulent                    Register accountant

    Appropriation of Income
    ------------------------

    Conditions in conformity with article 22 of the articles of incorporation of the company.

    Appropriation of net income 1997
    --------------------------------

    The net loss for the year 1997 amounting to NLG 490,898 is added to the retained earnings.

    Appropriation of net income 1998
    --------------------------------

    The net income for the year 1998 is added to the retained earnings.

                  FIRSTQUOTE INC. AND STOCKDATA AMSTERDAM B.V.

           Pro Forma Consolidated Balance Sheet at December 31, 1999
                          and Statements of Operations
                  for the Nine Months Ended September 30, 1999
                    and for the Year Ended December 31, 1998

                                  (Unaudited)

     To reflect FirstQuote's acquisition of StockData

     The following tables present summary historical information for FirstQuote Inc. and StockData Amsterdam B.V. derived from their financial statements. The acquisition of StockData has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and the liabilities assumed have been recorded at their fair values as of the date of the acquisition, which do not differ significantly from historical costs. The excess of the purchase price over the fair value of the assets and liabilities assumed have been recorded as goodwill.

     The unaudited pro forma consolidated Statements of Operations for the year ended December 31, 1998 and for the nine months ended September 30, 1999 present the results for FirstQuote and StockData as if the acquisition had occurred on January 1, 1998.

------------------------------------------------------------------------------------------------------------------------------------
FIRST QUOTE, INC.                                                           Historical                           Proforma
                                                                  ------------------------------------------------------------------
PROFORMA CONSOLIDATION:  31 DECEMBER 1998                            FirstQuote      Stockdata         Adjustments      Consolidated
                                                                           Inc.             BV
                                                                  ------------------------------------------------------------------
                                                                         USD             USD               USD               USD
                                                                  ------------------------------------------------------------------
BALANCE SHEET

CURRENT ASSETS:
   Cash and cash equivalents                                            229,450         728,865          (245,031)          713,284
   Trade accounts receivable, net                                       191,229         183,459                 0           374,688
   Advance to a related party                                                 0         337,530          (337,530)                0
   Subscriptions receivable from stockholders                                 0               0                 0                 0
   Prepaid expenses  and other receivables                               62,108         137,993                 0           200,101

   Total current assets                                                 482,787        1,387,84          (582,561)        1,288,073

NON CURRENT ASSETS:
   Investments                                                                0               0                (0)               (0)
   Goodwill                                                                  (0)              0         2,628,491         2,628,491
   Property and equipment, net                                        1,130,563         366,872                 0         1,497,435
   Other assets                                                          28,487               0                 0            28,487

   Total non current assets                                           1,159,050         366,872         2,628,491         4,154,412
                                                                    -----------      ----------        ----------        ----------
Total Assets                                                          1,641,837       1,754,718         2,045,929         5,442,485
                                                                    ===========      ==========        ==========        ==========

CURRENT LIABILITIES:
   Trade accounts payable                                               658,700         672,249           721,709         2,052,658
   Accrued liabilities and provisions                                   102,274          77,392                 0           179,666
   Current portion of capital lease obligations                         146,481          48,450                 0           194,931
   Advances/convertible loans from stockholders/related parties       1,000,000         261,179                 0         1,261,179
   Deferred income                                                      170,808         750,260                 0           921,068

   Total current liabilities                                          2,078,263       1,809,530           721,709         4,609,502

LONG-TERM LIABILITIES
   Long Term portion of capital lease obligation                        166,621           5,505                 0           172,127

STOCKHOLDERS' EQUITY:
   Common Stock                                                           5,781          19,828           (19,650)            5,960
   Preferred Stock                                                        1,992               0               198             2,190
   Additional paid-in capital                                         6,381,315         660,949         1,784,404         8,826,669
   Cumulative translation adjustment                                   (148,610)         (5,871)                0          (154,481)
   Accumulated deficit                                               (3,422,297)       (873,514)          873,514        (3,422,297)
   Net Result                                                        (3,421,229)        138,290        (1,314,245)       (4,597,184)

   Total stockholders' equity                                          (603,047)        (60,317)        1,324,221           660,857
                                                                    -----------      ----------        ----------        ----------
Total Liabilities and Shareholders' Equity                            1,641,837       1,754,718         2,045,930         5,442,485
                                                                    ===========      ==========        ==========        ==========

                                                                             (0)              0                (0)               (0)

PRO FORMA CONSOLIDATION FOR THE YEAR DECEMBER 31, 1998
INCOME STATEMENT

SALES                                                                   534,715       2,635,559                 0         3,170,274

EXPENSES
   Cost of Revenue                                                    1,209,387       1,648,870                 0         2,858,257
   Selling & Market Development                                         221,210          29,111                 0           250,321
   General & Administrative                                           2,861,662         826,172         1,314,245         5,002,079

                                                                      4,292,259       2,504,153         1,314,245         8,110,657

OPERATING RESULT                                                     (3,757,543)        131,406        (1,314,245)       (4,940,383)

OTHER INCOME AND EXPENSES
   Interest                                                              (3,441)          6,885                (0)            3,443
   Foreign Exchange                                                     339,756               0                 0           339,756

NET RESULT                                                           (3,421,229)        138,290        (1,314,245)       (4,597,184)

FIRSTQUOTE INC.                                                        Historical                           Proforma
                                                              ---------------------------        -------------------------------
PROFORMA CONSOLIDATION:  30 SEPTEMBER 1999                    FirstQuote     Stockdata BV        Adjustments        Consolidated
                                                                    Inc.
                                                                 USD              USD                USD                USD
                                                             -----------      -----------        -----------         -----------
BALANCE SHEET

CURRENT ASSETS:
   Cash and cash equivalents                                   2,676,940            5,440           (245,031)          2,437,349
   Trade accounts receivable, net                                450,901           60,596                  0             511,498
   Advance to a related party                                          0        1,216,974         (1,216,974)                  0
   Subscriptions receivable from stockholders                          0                0                  0                   0
   Prepaid expenses and other receivables                        460,153          374,578                  0             834,731
                                                             -----------      -----------        -----------         -----------
   Total current assets                                        3,587,994        1,657,589         (1,462,005)          3,783,578

NON CURRENT ASSETS:
   Investments                                                         0                0                 (0)                 (0)
   Goodwill                                                           (0)               0          1,642,807           1,642,807
   Property and equipment, net                                 1,101,488          592,132                  0           1,693,620
   Other assets                                                  338,264                0                  0             338,264
   Total non current assets                                    1,439,751          592,132          1,642,807           3,674,690
                                                             -----------      -----------        -----------         -----------
Total Assets                                                   5,027,746        2,249,721            180,801           7,458,268
                                                             ===========      ===========        ===========         ===========

CURRENT LIABILITIES:
   Trade accounts payable                                        982,686          685,393           (157,735)          1,510,344
   Accrued liabilities and provisions                            438,831          399,841                  0             838,672
   Current portion of capital lease obligations                  149,371           16,094                  0             165,465
   Advances/convertible loans from stockholders/related
    parties                                                            0                0                  0                   0
   Deferred income                                               299,938          621,044                  0             920,982
                                                             -----------      -----------        -----------         -----------
   Total current liabilities                                   1,870,827        1,722,373           (157,735)          3,435,464

LONG-TERM LIABILITIES
   Long Term portion of capital lease obligation                  57,260                0                  0              57,260

STOCKHOLDERS' EQUITY:
   Common Stock                                                    6,228           19,828            (19,650)              6,406
   Preferred Stock                                                 5,715                0                197               5,912
   Additional paid-in capital                                 14,213,922          809,653          1,784,404          16,807,979
   Cumulative translation adjustment                             360,135          (11,314)                 1             348,822
   Accumulated deficit                                        (6,843,526)        (462,640)          (440,732)         (7,746,898)
   Net Result                                                 (4,642,815)         171,820           (985,684)         (5,456,679)
                                                             -----------      -----------        -----------         -----------
   Total stockholders' equity                                  3,099,658          527,348            338,537           3,965,543
                                                             -----------      -----------        -----------         -----------
Total Liabilities and Shareholders' Equity                     5,027,745        2,249,721            180,802           7,458,267
                                                             ===========      ===========        ===========         ===========
                                                                       1                0                 (0)                  0

PRO FORMA CONSOLIDATION: NINE MONTHS ENDED SEPTEMBER 30, 1999
INCOME STATEMENT

SALES                                                          1,210,065        1,905,425                  0           3,115,489

EXPENSES
   Cost of Revenue                                             1,599,416          839,174                  0           2,438,590
   Selling & Market Development                                  308,501           96,357                  0             404,858
   General & Administrative                                    3,356,281          801,014            985,684           5,142,979
                                                             -----------      -----------        -----------         -----------

                                                               5,264,198        1,736,545            985,684           7,986,428
OPERATING RESULT                                              (4,054,134)         168,879           (985,684)         (4,870,938)

OTHER INCOME AND EXPENSES
   Interest                                                       86,222            2,941                  0              89,163
   Foreign Exchange                                             (674,904)               0                  0            (674,904)
                                                             -----------      -----------        -----------         -----------
NET RESULT                                                    (4,642,815)         171,820           (985,684)         (5,456,679)

Weighted Average Number of Common Shares                       6,004,634                                               6,183,084
Net Result per Common Share                                        (0.77)                                                  (0.88)


     (b)  Exhibits.
          --------

               Securities Purchase Agreement dated December 24, 1999 between FirstQuote, Stockdata Amsterdam B.V. and the stockholders of Stockdata, previously filed as an exhibit to Current Report on Form 8-K dated December 30, 1999.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FirstQuote Inc.
                                   (Registrant)

Date: March 13, 2000            By: /s/ Neil Gibbons
                                    -------------------------------
                                        Neil Gibbons, President